MORGAN STANLEY
                                  119 records
                              Balance: 446,060,133
                                 PNCMA 2000-C2
                                      PNC

--------------------------------------------------------------------------------


Selection Criteria: PNC
Table of Contents

1
Seller
2
Current Balances ($)
3
States
4
Property Types
5
Mortgage Rates (%)
6
Seasoning (mos)
7
Original Terms to Stated Maturity (mos)
8
Remaining Terms to Stated Maturities (mos)
9
Original Amortization Terms (mos)
10
Original Amortization Terms -Balloon Loans (mos)
11
Original Amortization Terms - Fully-Amortizing Loans (mos)
12
Remaining Amortization Terms (mos)
13
Debt Service Coverage Ratios (x)
14
Current Loan-to-Value Ratios (%)
15
Balloon Loan-to-Value Ratios (%)
16
Balloon Loan
17
Hyper Amort
18
Ownership Type


------------------------------------------------------------------------------------------------------------------------------------

1. Seller

      ----------------------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                              Percent by     Weighted      Average                    Weighted     Weighted
                  Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average      Average
                   Mortgage      Current        Current      Mortgage      Term to       Average      Current      Balloon
      Seller        Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)      LTV (%)
      ----------------------------------------------------------------------------------------------------------------------
      PNC              119      446,060,133         100        7.779          115          1.36         71.5         61.4
      ----------------------------------------------------------------------------------------------------------------------
      Total:           119      446,060,133         100        7.779          115          1.36         71.5         61.4
      ----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

2. Current Balances ($)


      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
                              Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Current Balances ($)     Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      1 - 1,000,000                4      3,260,962          0.73        7.053            134         1.33         68.3           42
      ------------------------------------------------------------------------------------------------------------------------------
      1,000,001 - 2,000,000       47     70,676,370         15.84         7.35            106         1.49         67.8         56.4
      ------------------------------------------------------------------------------------------------------------------------------
      2,000,001 - 3,000,000       28     68,772,530         15.42        7.351            104         1.42         69.7           57
      ------------------------------------------------------------------------------------------------------------------------------
      3,000,001 - 4,000,000       15     49,954,197          11.2        7.743            122         1.38         68.6         56.4
      ------------------------------------------------------------------------------------------------------------------------------
      4,000,001 - 5,000,000        7     31,026,569          6.96        7.382            112         1.54         67.7         58.9
      ------------------------------------------------------------------------------------------------------------------------------
      5,000,001 - 6,000,000        5     28,016,141          6.28        7.876            131         1.32         70.9         60.4
      ------------------------------------------------------------------------------------------------------------------------------
      7,000,001 - 8,000,000        5     37,869,977          8.49        7.784            121         1.23         76.4         66.9
      ------------------------------------------------------------------------------------------------------------------------------
      8,000,001 - 9,000,000        1      8,862,388          1.99         8.48            176         1.22         75.4         61.7
      ------------------------------------------------------------------------------------------------------------------------------
      9,000,001 - 10,000,000       1     10,000,000          2.24         8.61            120         1.39         67.1         56.4
      ------------------------------------------------------------------------------------------------------------------------------
      10,000,001 - 15,000,000      1     10,287,599          2.31         6.89             95         1.42         72.7         64.6
      ------------------------------------------------------------------------------------------------------------------------------
      15,000,001 - 20,000,000      1     18,350,000          4.11        7.915            120         1.25         79.8         71.3
      ------------------------------------------------------------------------------------------------------------------------------
      20,000,001 - 25,000,000      1     24,093,491           5.4         8.61            117         1.26         75.3         68.5
      ------------------------------------------------------------------------------------------------------------------------------
      25,000,001 >=                3     84,889,910         19.03        8.314            116         1.24         74.6         67.4
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     119    446,060,133           100        7.779            115         1.36         71.5         61.4
      ------------------------------------------------------------------------------------------------------------------------------

Min: 696,932
Max: 29,539,428
Average: 3,748,404



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3. States

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of    Aggregate       Aggregate     Average      Remaining      Weighted     Average     Average
                              Mortgage     Current         Current      Mortgage      Term to       Average      Current     Balloon
      States                   Loans       Balance       Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      California                 19     78,599,646         17.62        8.085            115          1.3         70.6         62.4
      ------------------------------------------------------------------------------------------------------------------------------
      Michigan                    5     41,302,625          9.26        8.511            126          1.3         72.6         63.7
      ------------------------------------------------------------------------------------------------------------------------------
      Arizona                     6     39,842,210          8.93        8.205            111         1.24         74.1         66.9
      ------------------------------------------------------------------------------------------------------------------------------
      District of Columbia        2     30,631,780          6.87        8.373            113         1.27         74.5         67.4
      ------------------------------------------------------------------------------------------------------------------------------
      Texas                       8     27,591,726          6.19        7.585            128         1.32           71           58
      ------------------------------------------------------------------------------------------------------------------------------
      New Jersey                  6     24,208,141          5.43        7.057             99         1.76         62.4         53.9
      ------------------------------------------------------------------------------------------------------------------------------
      Pennsylvania                7     24,143,490          5.41        7.624            123         1.39         71.6         60.3
      ------------------------------------------------------------------------------------------------------------------------------
      Mississippi                 1     18,350,000          4.11        7.915            120         1.25         79.8         71.3
      ------------------------------------------------------------------------------------------------------------------------------
      Ohio                        5     18,212,231          4.08         8.01            142         1.25         74.9         63.6
      ------------------------------------------------------------------------------------------------------------------------------
      Washington                  8     17,752,140          3.98        7.048            108          1.4         68.4           49
      ------------------------------------------------------------------------------------------------------------------------------
      Florida                     4     15,471,757          3.47        7.956            112         1.35         75.8         67.9
      ------------------------------------------------------------------------------------------------------------------------------
      Massachusetts               3     14,747,041          3.31         7.21             99         1.33         69.4         59.7
      ------------------------------------------------------------------------------------------------------------------------------
      Virginia                    6     12,609,178          2.83        7.675            107         1.45           69         60.2
      ------------------------------------------------------------------------------------------------------------------------------
      Missouri                    4     12,383,618          2.78        6.362             96         1.39         74.5         62.6
      ------------------------------------------------------------------------------------------------------------------------------
      New York                    5     11,981,461          2.69        7.065            105          1.4         71.6         59.5
      ------------------------------------------------------------------------------------------------------------------------------
      Kansas                      4      9,123,834          2.05        7.669            155         1.65         59.1           30
      ------------------------------------------------------------------------------------------------------------------------------
      Illinois                    2      5,894,706          1.32        7.399             97         1.22         78.1         68.7
      ------------------------------------------------------------------------------------------------------------------------------
      Oregon                      2      5,822,862          1.31        9.144            117         1.37         67.5         57.6
      ------------------------------------------------------------------------------------------------------------------------------
      Kentucky                    3      5,320,321          1.19        6.401             96         1.69         75.8         64.7
      ------------------------------------------------------------------------------------------------------------------------------
      Nevada                      2      5,017,770          1.12        6.528            143          1.5         63.2         50.2
      ------------------------------------------------------------------------------------------------------------------------------
      Colorado                    3      3,955,608          0.89         6.87            102         1.59         61.9         52.4
      ------------------------------------------------------------------------------------------------------------------------------
      Minnesota                   2      3,728,076          0.84        7.029            117         1.47         74.7         64.7
      ------------------------------------------------------------------------------------------------------------------------------
      Nebraska                    2      3,691,012          0.83        7.611            110         1.29         76.3         66.8
      ------------------------------------------------------------------------------------------------------------------------------
      New Hampshire               1      2,748,964          0.62          6.9             95         1.37         70.5         49.8
      ------------------------------------------------------------------------------------------------------------------------------
      Tennessee                   1      2,180,096          0.49         6.49             96         1.55         78.3         68.9
      ------------------------------------------------------------------------------------------------------------------------------
      Connecticut                 2      1,929,589          0.43        6.949             96          1.3         71.2         58.8
      ------------------------------------------------------------------------------------------------------------------------------
      Iowa                        1      1,696,427          0.38         7.05             95         1.25         74.6         61.8
      ------------------------------------------------------------------------------------------------------------------------------
      Alabama                     1      1,649,708          0.37         6.73             97         1.49         71.7         58.8
      ------------------------------------------------------------------------------------------------------------------------------
      Utah                        1      1,599,613          0.36         8.51            113         1.25         66.7         60.6
      ------------------------------------------------------------------------------------------------------------------------------
      Maryland                    1      1,597,252          0.36         8.47            118         1.35         63.9         53.6
      ------------------------------------------------------------------------------------------------------------------------------
      Idaho                       1      1,231,066          0.28         7.15             95         1.34         71.4         63.8
      ------------------------------------------------------------------------------------------------------------------------------
      Delaware                    1      1,046,186          0.23         8.43            118         1.25         76.1         63.7
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                    119    446,060,133           100        7.779            115         1.36         71.5         61.4
      ------------------------------------------------------------------------------------------------------------------------------



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4. Property Types

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
                              Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Property Types           Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      Multifamily                47      151,138,060       33.88        7.518            120         1.33         74.9         63.9
      ------------------------------------------------------------------------------------------------------------------------------
      Office                     25      120,497,489       27.01        8.118            114         1.32         71.3         62.4
      ------------------------------------------------------------------------------------------------------------------------------
      Retail                     22      106,213,680       23.81        7.891            115         1.31         71.7         62.5
      ------------------------------------------------------------------------------------------------------------------------------
      Industrial                 13       27,514,266        6.17        7.607            111         1.35         68.7         54.1
      ------------------------------------------------------------------------------------------------------------------------------
      Hospitality                 3       15,822,862        3.55        8.807            119         1.38         67.2         56.9
      ------------------------------------------------------------------------------------------------------------------------------
      Manufactured Housing        4       11,734,482        2.63        6.745             93         1.54         70.4         62.4
      ------------------------------------------------------------------------------------------------------------------------------
      Self Storage                3        8,692,479        1.95        6.508             96         2.54         39.7         28.1
      ------------------------------------------------------------------------------------------------------------------------------
      Other                       2        4,446,815           1        7.393            107         1.45         58.8         44.6
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                    119      446,060,133         100        7.779            115         1.36         71.5         61.4
      ------------------------------------------------------------------------------------------------------------------------------


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5. Mortgage Rates (%)

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
                              Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Mortgage Rates (%)       Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      5.501 - 6.000               3        6,520,642        1.46        5.971             97         1.52         69.5         55.9
      ------------------------------------------------------------------------------------------------------------------------------
      6.001 - 6.500              22       47,622,598       10.68        6.343            105         1.67         64.8         50.4
      ------------------------------------------------------------------------------------------------------------------------------
      6.501 - 7.000              26       75,280,986       16.88         6.77             98         1.48         69.3         57.6
      ------------------------------------------------------------------------------------------------------------------------------
      7.001 - 7.500              12       30,721,706        6.89        7.271             95         1.37         70.3         60.4
      ------------------------------------------------------------------------------------------------------------------------------
      7.501 - 8.000               4       26,423,854        5.92        7.861            114          1.3         77.6         69.3
      ------------------------------------------------------------------------------------------------------------------------------
      8.001 - 8.500              30      171,008,501       38.34        8.307            130         1.25         74.1         64.2
      ------------------------------------------------------------------------------------------------------------------------------
      8.501 - 9.000              20       84,182,105       18.87        8.646            116         1.29         70.9         63.5
      ------------------------------------------------------------------------------------------------------------------------------
      9.001 - 9.500               2        4,299,740        0.96        9.239            115          1.3         69.7         61.9
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                    119      446,060,133         100        7.779            115         1.36         71.5         61.4
      ------------------------------------------------------------------------------------------------------------------------------


Min: 5.930
Max: 9.370
Weighted Average Coupon: 7.779


6. Seasoning (mos)

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
                              Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Seasoning (mos)          Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
                                  5      38,788,000          8.7         8.18            128         1.28         74.3         63.9
      ------------------------------------------------------------------------------------------------------------------------------
      12-Jan                     48     241,066,998        54.04        8.422            124         1.26         73.5         64.8
      ------------------------------------------------------------------------------------------------------------------------------
      13 - 24                    44      89,212,617           20        6.496            104         1.62         64.8         50.6
      ------------------------------------------------------------------------------------------------------------------------------
      25 - 36                    21      74,739,769        16.76        7.012             94          1.4           72         62.4
      ------------------------------------------------------------------------------------------------------------------------------
      37 - 48                     1       2,252,749         0.51         8.27             82         1.21         66.3         49.8
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                    119     446,060,133          100        7.779            115         1.36         71.5         61.4
      ------------------------------------------------------------------------------------------------------------------------------


Min: 0
Max: 38
Weighted Average: 11


------------------------------------------------------------------------------------------------------------------------------------

7. Original Terms to Stated Maturity (mos)

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
      Original Terms         Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      to Stated               Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Maturity (mos)           Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      61 - 120                  106      391,368,115         87.74        7.768            108         1.37         71.6        62.7
      ------------------------------------------------------------------------------------------------------------------------------
      121 - 180                  11       50,319,313         11.28        7.839            161         1.25         73.1        55.9
      ------------------------------------------------------------------------------------------------------------------------------
      181 - 240                   2        4,372,706          0.98        8.042            234         1.58         52.1         2.7
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                    119      446,060,133           100        7.779            115         1.36         71.5        61.4
      ------------------------------------------------------------------------------------------------------------------------------


Min: 84
Max: 240
Weighted Average: 127


------------------------------------------------------------------------------------------------------------------------------------

8. Remaining Terms to Stated Maturities (mos)

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
      Remaining Terms        Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      to Stated               Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Maturities (mos          Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)

      ------------------------------------------------------------------------------------------------------------------------------
      Jan-60                      1        1,178,311        0.26         7.99             52         1.43         40.6         35.4
      ------------------------------------------------------------------------------------------------------------------------------
      61 - 120                  107      399,057,517       89.46        7.757            108         1.37         71.7         62.8
      ------------------------------------------------------------------------------------------------------------------------------
      121 - 180                   9       41,451,599        9.29        7.953            173         1.25         73.4         54.4
      ------------------------------------------------------------------------------------------------------------------------------
      181 - 240                   2        4,372,706        0.98        8.042            234         1.58         52.1          2.7
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                    119      446,060,133         100        7.779            115         1.36         71.5         61.4
      ------------------------------------------------------------------------------------------------------------------------------


Min: 52
Max: 239
Non-Zero Weighted Average: 115


------------------------------------------------------------------------------------------------------------------------------------

9. Original Amortization Terms (mos)

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
      Original               Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      Amortization            Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Terms (mos)              Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)

      ------------------------------------------------------------------------------------------------------------------------------
      121 - 180                   2        4,465,492           1        6.401            157         1.37         59.5          1.5
      ------------------------------------------------------------------------------------------------------------------------------
      181 - 240                  10       22,549,317        5.06        7.291            121         1.86         52.6         31.3
      ------------------------------------------------------------------------------------------------------------------------------
      241 - 360                 107      419,045,325       93.94         7.82            115         1.33         72.7         63.6
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                    119      446,060,133         100        7.779            115         1.36         71.5         61.4
      ------------------------------------------------------------------------------------------------------------------------------


Min: 180
Max: 360
Weighted Average: 339



------------------------------------------------------------------------------------------------------------------------------------

10. Original Amortization Terms -Balloon Loans (mos)

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
      Original                                           Percent by     Weighted      Average                    Weighted   Weighted
      Amortization           Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      Terms -Balloon          Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Loans (mos)              Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)

      ------------------------------------------------------------------------------------------------------------------------------
      240                         8     18,176,611          4.07        7.111             94         1.92         52.7         38.2
      ------------------------------------------------------------------------------------------------------------------------------
      300                        46     99,527,687         22.31        7.345            103         1.46         67.9         56.2
      ------------------------------------------------------------------------------------------------------------------------------
      360                        61    319,517,638         71.63        7.968            118         1.29         74.2           66
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                    115    437,221,936         98.02         7.79            114         1.35         71.9         62.6
      ------------------------------------------------------------------------------------------------------------------------------


Min: 240
Max: 360
Weighted Average: 341



------------------------------------------------------------------------------------------------------------------------------------

11. Original Amortization Terms - Fully-Amortizing Loans (mos)

      ------------------------------------------------------------------------------------------------------------------------------
      Original                                                                        Weighted
      Amortization                                       Percent by     Weighted      Average                    Weighted   Weighted
      Terms - Fully-         Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      Amortizing Loans        Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      (mos)                    Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)

      ------------------------------------------------------------------------------------------------------------------------------
      180                         2        4,465,492           1        6.401            157         1.37         59.5          1.5
      ------------------------------------------------------------------------------------------------------------------------------
      240                         2        4,372,706        0.98        8.042            234         1.58         52.1          2.7
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                      4        8,838,198        1.98        7.213            195         1.48         55.8          2.1
      ------------------------------------------------------------------------------------------------------------------------------


Min: 180
Max: 240
Weighted Average: 210



------------------------------------------------------------------------------------------------------------------------------------

12. Remaining Amortization Terms (mos)

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
      Remaining              Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      Amortization            Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Terms (mos)              Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)

      ------------------------------------------------------------------------------------------------------------------------------
      121 - 180                   2        4,465,492           1        6.401            157         1.37         59.5          1.5
      ------------------------------------------------------------------------------------------------------------------------------
      181 - 240                  10       22,549,317        5.06        7.291            121         1.86         52.6         31.3
      ------------------------------------------------------------------------------------------------------------------------------
      241 - 300                  46       99,527,687       22.31        7.345            103         1.46         67.9         56.2
      ------------------------------------------------------------------------------------------------------------------------------
      301 - 360                  61      319,517,638       71.63        7.968            118         1.29         74.2           66
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                    119      446,060,133         100        7.779            115         1.36         71.5         61.4
      ------------------------------------------------------------------------------------------------------------------------------


Min: 157
Max: 360
Weighted Average: 327



------------------------------------------------------------------------------------------------------------------------------------

13. Debt Service Coverage Ratios (x)

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      Debt Service            Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Coverage Ratios (x)      Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      1.16 - 1.25                35      185,434,586         41.57        8.161            125         1.22         75.1        65.1
      ------------------------------------------------------------------------------------------------------------------------------
      1.26 - 1.35                25      114,251,932         25.61        8.202            115         1.28         72.9        64.8
      ------------------------------------------------------------------------------------------------------------------------------
      1.36 - 1.50                28       80,556,461         18.06         7.12             99         1.42         69.7        59.1
      ------------------------------------------------------------------------------------------------------------------------------
      1.51 - 1.75                22       47,489,865         10.65        6.822            114         1.63         64.4        50.2
      ------------------------------------------------------------------------------------------------------------------------------
      1.76 - 2.00                 6       10,074,441          2.26        6.737             98         1.85           63        50.9
      ------------------------------------------------------------------------------------------------------------------------------
      2.01 >=                     3        8,252,849          1.85        6.561             96         2.61         40.4        30.5
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                    119      446,060,133           100        7.779            115         1.36         71.5        61.4
      ------------------------------------------------------------------------------------------------------------------------------


Min: 1.16
Max: 2.81
Non-Zero Weighted Average: 1.36



------------------------------------------------------------------------------------------------------------------------------------

14. Current Loan-to-Value Ratios (%)

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
      Current                Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      Loan-to-Value           Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Ratios (%)               Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      20.1 - 30.0                 1        4,417,257        0.99          6.5             96         2.81         27.5         19.5
      ------------------------------------------------------------------------------------------------------------------------------
      30.1 - 40.0                 1        1,899,896        0.43          6.5             96         2.68         39.6           28
      ------------------------------------------------------------------------------------------------------------------------------
      40.1 - 50.0                 6       11,328,638        2.54        7.503            146         1.68         46.7         21.9
      ------------------------------------------------------------------------------------------------------------------------------
      50.1 - 60.0                 6       16,393,494        3.68        7.244            102         1.49         58.7         49.4
      ------------------------------------------------------------------------------------------------------------------------------
      60.1 - 70.0                32       86,016,107       19.28        7.728            114         1.42         66.1         53.9
      ------------------------------------------------------------------------------------------------------------------------------
      70.1 - 80.0                72      318,374,989       71.37        7.848            114          1.3         75.1         66.1
      ------------------------------------------------------------------------------------------------------------------------------
      80.1 - 90.0                 1      7,629,751          1.71          8.1            175         1.16         83.8         67.7
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                    119    446,060,133           100        7.779            115         1.36         71.5         61.4
      ------------------------------------------------------------------------------------------------------------------------------


Min: 27.5
Max: 83.8
Non-Zero Weighted Average: 71.5



------------------------------------------------------------------------------------------------------------------------------------
15. Balloon Loan-to-Value Ratios (%)

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      Balloon Loan-to-Value   Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Ratios (%)               Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      0.1 - 10.0                  4        8,838,198        1.98        7.213            195         1.48         55.8          2.1
      ------------------------------------------------------------------------------------------------------------------------------
      10.1 - 20.0                 1        4,417,257        0.99          6.5             96         2.81         27.5         19.5
      ------------------------------------------------------------------------------------------------------------------------------
      20.1 - 30.0                 1        1,899,896        0.43          6.5             96         2.68         39.6           28
      ------------------------------------------------------------------------------------------------------------------------------
      30.1 - 40.0                 4        6,439,444        1.44        7.065             88         1.65         46.7         37.6
      ------------------------------------------------------------------------------------------------------------------------------
      40.1 - 50.0                 9       23,086,113        5.18        6.783            106         1.53         61.7         47.8
      ------------------------------------------------------------------------------------------------------------------------------
      50.1 - 60.0                35       81,526,713       18.28        7.528            111         1.45         67.5         56.2
      ------------------------------------------------------------------------------------------------------------------------------
      60.1 - 70.0                58      279,754,972       62.72        7.962            115         1.29         74.4         65.9
      ------------------------------------------------------------------------------------------------------------------------------
      70.1 - 80.0                 7       40,097,540        8.99        8.028            118         1.24         79.6         71.4
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                    119      446,060,133         100        7.779            115         1.36         71.5         61.4
      ------------------------------------------------------------------------------------------------------------------------------


Min: 1.3
Max: 71.9
Weighted Average: 61.4



------------------------------------------------------------------------------------------------------------------------------------

16. Balloon Loan

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
                              Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Balloon Loan             Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      Yes                       115      437,221,936         98.02         7.79            114         1.35         71.9        62.6
      ------------------------------------------------------------------------------------------------------------------------------
      No                          4        8,838,198          1.98        7.213            195         1.48         55.8         2.1
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                    119      446,060,133           100        7.779            115         1.36         71.5        61.4
      ------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
17. Hyper Amort

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
                              Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Hyper Amort              Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      No                        108      407,330,249       91.32         7.87            117         1.35         71.5         61.3
      ------------------------------------------------------------------------------------------------------------------------------
      Yes                        11       38,729,884        8.68        6.824             94         1.45         71.6         61.8
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                    119      446,060,133         100        7.779            115         1.36         71.5         61.4
      ------------------------------------------------------------------------------------------------------------------------------




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18. Ownership Type

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
                              Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Ownership Type           Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      Fee and Leasehold           1        2,363,205        0.53         9.37            116         1.35         67.5           58
      ------------------------------------------------------------------------------------------------------------------------------
      Fee Simple                116      438,527,133       98.31        7.784            116         1.36         71.6         61.5
      ------------------------------------------------------------------------------------------------------------------------------
      Leasehold                   2        5,169,795        1.16        6.628             96          1.4         65.1         48.9
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                    119      446,060,133         100        7.779            115         1.36         71.5         61.4
      ------------------------------------------------------------------------------------------------------------------------------



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